Exhibit 99.2

CERTIFICATION PUSUANT TO

18 U.S.C. 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Northern Star Financial, Inc. and Subsidiary (the “Company”) on Form 10-QSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Thomas P. Stienessen, President, certify, pursuant to 18 U.S.C.  1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By	/s/ Thomas Stienessen
Thomas Stienessen, President and CEO
Northern Star Financial, Inc.
May 14, 2003

A signed original of this written statement required by Section 906 has been provided to Northern Star Financial, Inc. and will be retained by Northern Star Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.